UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2020

PROSIGHT GLOBAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38996	35-2405664
(Commission File Number)	(I.R.S. Employer Identification No.)

412 Mt. Kemble Avenue, Suite 300,
Morristown, New Jersey	07960
(Address of Principal Executive Offices)	(Zip Code)

(973) 532-1900

Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	PROS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08.	Shareholder Director Nominations.

To the extent applicable, the information set forth below under 8.01 is incorporated herein by reference.

Item 8.01.	Other Events.

Annual Meeting of Stockholders

On April 16, 2020, the Board of Directors (the “Board”) of ProSight Global, Inc. (the “Company”) established Wednesday, June 17, 2020 as the date for the 2020 Annual Meeting of Stockholders of the Company (the “2020 Annual Meeting”), the Company’s first annual meeting as a public company. On April 16, 2020, the Board also established the close of business on April 28, 2020 as the record date for the determination of stockholders entitled to receive notice of and to vote at the 2020 Annual Meeting.

Stockholder Proposals and Director Nominations

The Company has set a deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as April 27, 2020, which the Company believes is a reasonable time before it begins to print and distribute its proxy materials. In order to be considered timely, such stockholder proposals must be received by the Company’s Corporate Secretary at the address set forth below on or before the close of business on April 27, 2020. Such proposals must comply with the procedures and requirements set forth in Rule 14a-8 under the Exchange Act and any applicable requirements of the Company’s Amended and Restated Bylaws and Delaware law. A stockholder intending to submit a proposal outside the processes of Rule 14a-8 or to nominate persons for election to serve as a director of the Company, in each case, in connection with the 2020 Annual Meeting, must provide written notice of such proposal or nomination in accordance with the requirements set forth in the Company’s Amended and Restated Bylaws. To be considered timely, any such notice must be received by the Company’s Corporate Secretary not later than the close of business on April 27, 2020. Any stockholder proposal or director nomination must also comply with the requirements of Delaware law and the rules and regulations promulgated by the SEC, as applicable.

Any such proposal or notice should be delivered to ProSight Global, Inc., 412 Mt. Kemble Ave., Suite 300C, Morristown, New Jersey 07960, Attention: Corporate Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProSight Global, Inc. (Registrant)

Date: April 17, 2020	By:	/s/ Frank D. Papalia
Frank D. Papalia
Chief Legal Officer